July 20, 2006 2006 Annual Stockholders Meeting Exhibit 99.2

TIDEWATER
601 Poydras Street, Suite 1900
New Orleans, LA 70130
Phone: 504.568.1010
Fax: 504.566.4580
Web site address: www.tdw.com
Email: connect@tdw.com
FORWARD-LOOKING-STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in any way anticipated or projected by the Company, involve many risks and uncertainties. Among those risks and uncertainties, many of which are beyond the control of the Company, are:
fluctuations in oil and gas prices; the level of fleet additions by competitors and vessel overcapacity; changes in levels of capital spending in domestic and international markets by customers in the energy industry for exploration, development and production; unsettled political conditions, civil unrest and governmental actions, especially in higher risk countries of operations; changing customer demands for different vessel specifications; acts of terrorism; unsettled political conditions, war, civil unrest and governmental actions, especially in higher risk countries of operations; foreign currency fluctuations; and environmental and labor laws. Participants should consider all of these risk factors as well as other information contained in the Company’s form 10-K’s and 10-Q’s.

Fiscal 2006 Highlights
Celebration of 50
th
Anniversary
Continued strong safety record – only one offshore LTA in over 30 million man hours during FY 2006
Withstood nation’s worst natural disaster – Exceptional personnel performance during/post Hurricanes Katrina and Rita
Continued re-generation of Tidewater by disposing of old vessels and adding new vessels
Continued improved worldwide operating environment resulted in second best financial performance in company history

Being Safe Isn’t Easy

18 10 8 9 5 5 4 1 1 0 4 8 12 16 20 1998 1999 2000 2001 2002 2003 2004 2005 2006 Lost Time Accidents

Total Recordable Incident Rates Calendar Years 1.5 0 0.5 1 2001 2002 2003 2004 2005 TIDEWATER DOW CHEMICAL DUPONT EXXON/MOBIL BP “Safest Company In The Industry”

Why A Positive Outlook
Favorable commodity prices
E&P spending up
Rig count up
New rig construction
Strong demand in virtually all areas of operation
Growing financial effect of our “new” fleet
Favorable tax changes

Active Vessel Count By Region
(excludes stacked vessels)
A Strong Global Presence
North
America
64 (17%)
Central/
South
America
96 (26%)
West
Africa
121 (33%)
Europe/M.E.
39 (11%)
Far East
48 (13%)
Vessel count above includes only active vessels

82% of fiscal 2005 and 79% of fiscal 2006 revenue generated in international markets Areas of Opportunity Grow International Market Share

International Vessel
Dayrates and Utilization
$100 change in dayrate = $9.6M in revenue
1% change in utilization = $9.3M in revenue
40%
50%
60%
70%
80%
3/03 6/03 9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06
$5,000
$5,500
$6,000
$6,500
$7,000
$7,500
$8,000

International Dayrates New Vessels Remaining Vessels $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 3/03 6/03 9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06

Domestic Vessel
Dayrates and Utilization
$100 change in dayrate = $2.2M in revenue
1% change in utilization = $2.0M in revenue
20%
30%
40%
50%
60%
70%
80%
3/03 6/03 9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$11,000

Domestic Dayrates New Vessels Remaining Vessels $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 3/03 6/03 9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06

RENEW THE FLEET

20 435 TOTAL
21 8 Other
26 52 Offshore Tugs
13 83 Crew/Utility
22 257
Towing
Supply/Supply
9 35 Deepwater Vessels
Average
Age
In years
Vessel
Count *
Why Renew Our Worldwide Fleet
* Vessel count is inclusive of stacked vessels

“$1,395 funded to date”
Vessel Commitments Post January 2000
Through 6/30/06
* Excludes ENSCO fleet acquisition effected April 1, 2003
143
$1,771m
53
$200m
44
$699m
46
$872m
TOTALS:
Vessels
$ Committed
52 18 1 33 Int.l Built Replacements
52 35 17 U.S. Built Replacements
39 26 13 Deepwater Vessels
TOTAL CREW/
OTHER
PSV AHTS

Fiscal 2006
Profit
Contribution
Average
Age
Vessel
Count
Profit
Contribution
Average
Age
Vessel
Count
47% 5 130 0% 0
Vessels built
or acquired
since January
2000
53% 24 257 100% 19 509
Vessels built
prior to
January 2000
Fiscal 2000
Fleet Age And Profit Contribution
* New vessel contribution for Fiscal 2005 was 30%

* New vessels added to the fleet since January 2000, including 29 vessels under construction
* Since 4/01/05, 19 vessels have been scrapped and 51 have been sold
Out With the Old In With the New (last 7 years)
0
100
200
300
400
258 Sold
62 Scrapped
320
Mindful Of Industry Fleet Totals
Active Fleet Disposition
406
143 New Vessels

FISCAL 2006 FINANCIAL REPORT CARD

Balance Financial Strength

FISCAL 2006 FINANCIAL HIGHLIGHTS
$55.09 Stock Price at Year End
$1,659,121 Stockholders’ Equity
$172,408 Capital Expenditures
$283,578 Net Cash from
Operations
$4.07 Earnings Per Share
$235,756 Net Earnings
$877,617 Revenues
(000’s omitted, except per share data)

Balance Sheet
$            325 $            300 Total Debt
300 300 Senior Notes Debt
25 0 Revolver Debt
$         2,213 $         2,365 Total Liabilities & Equity
1,443 1,659 Stockholders’ Equity
676 590 Other Liabilities
94 116 Current Liabilities
$         2,213 $         2,365     Total Assets
533 463 Other Assets
1,452 1,373 PP&E
213 283 Other Current Assets
$              15 $            246 Cash
March
2005
March
2006
(millions of dollars)

FISCAL 2006 vs FISCAL 2005
(000's omitted, except per share data)
2005 2006
Stock Price at Year End
Stockholders’ Equity
Capital Expenditures
Net Cash from Operations
Earnings Per Share
Net Earnings
Revenues
$55.09
$1,659,121
$172,408
$283,578
$4.07
$235,756
$877,617
$38.86
$1,442,702
$207,391
$160,062
$1.78
$101,339
$692,150

FINANCIAL SUMMARY

1.11
236
116
Earnings Growth Over The Last Year
(1) Exclusive of $31.8 million income tax benefit ($.55 per share) resulting from the
American Jobs Creation Act of 2004
(2) Exclusive of $42.8 million after tax gain ($.74 per share) resulting from the sale of six KMAR 404 vessels in July 2005
.68
39
198
106
41
157
9/30/05
Qtr
.36
21
175
103
31
144
3/31/05
Qtr
.50
29
185
106
35
150
6/30/05
Qtr
Diluted EPS
Net Earnings
Vessel Revenue:
Domestic
International
(IN MILLIONS)
228
103
1.04
60
12/31/05
Qtr
51
177
65
03/31/06
Qtr
54
182
Vessel Oper. Costs
(2)
(2)
(1)
(1)

2 50

Operating Profits vs Stock Price
International
Domestic
Stock Price
Millions
($20)
($10)
$0
$10
$20
$30
$40
$50
$60
$70
3/03 6/03 9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06
$0
$10
$20
$30
$40
$50
$60

Current OSX Dividend Yields 1.1% 0.7% 0.8% 0.6% 1.5% 0.5% 0.7% 0 0.5 1 1.5 2 Tidewater Schlumberger Halliburton Baker Hughes Global Santa Fe BJ Services Smith International 0.2% Noble Corp 0.2% Rowan

Future Outlook * 7/9/06 First Call consensus of analysts reporting on Tidewater *$5.38 Fiscal 2008 *$4.80 Fiscal 2007 $4.07 Fiscal 2006 Actual $1.78 Fiscal 2005 Actual EPS

OVERALL X On to Year 51
FISCAL 2006
FINANCIAL REPORT CARD
Excellent
Performance:
Increased Revenues X +  27%
Cost Control X +    7%
Increased Earnings X +133%
Increased Cash Flow X +  77%
Growth:
Increasing “New Fleet” X 35 vessels
Stock Price Growth X +  42%
Prospects for Future X + 12% Earnings
Exceeding Expectations X + 84% for FY 2007
Financial Strength:
Low Debt to Equity X 15%
Increasing Equity X Added $216,000,000
Strong Cash Flow X Plus $123,000,000
Personnel:
Effort X
Cooperation X
Attitude X Katrina/Rita Reaction
Good Criteria Very Good Comment

Our Strategy
Grow international market share
Continue to improve domestic profitability
Renew the fleet & assess opportunities for
stacked fleet
Be ready for the right acquisition
Continue to push dayrates to grow profits and cash flow
Maintain financial strength

Celebrating our 50 th Anniversary at NYSE

July 20, 2006 2006 Annual Stockholders Meeting